BORROWER'S NAME AND ADDRESS	DENVER SAVINGS BANK 121 S STATE ST. DENVER, IA 50622 LENDER'S NAME AND ADDRESS	Loan Number ______ Date ______ Maturity Date ______ Loan Amount $ ______ Renewal Of ______
"I" includes each borrower above, jointly and severally.	"You" means the lender, its successors and assigns.	

For value received, I promise to pay to you, or your order, at your address listed above the **PRINCIPAL** sum of ______ Dollars $ ______

[X] **Single Advance:** I will receive all of this principal sum on ______. No additional advances are contemplated under this note.

[ ] **Multiple Advance:** The principal sum shown above is the maximum amount of principal I can borrow under this note. On ______ I will receive the amount of $______ and future principal advances are contemplated.

Conditions: The conditions for future advances are ______.

[ ] **Open End Credit:** You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on ______.

[ ] **Closed End Credit:** You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from ______ at the rate of 0.000 % per year until ______.

[ ] **Variable Rate:** This rate may then change as stated below.

[ ] **Index Rate:** The future rate will be ______ the following index rate: ______

[ ] **No Index:** The future rate will not be subject to any internal or external index. It will be entirely in your control.

[ ] **Frequency and Timing:** The rate on this note may change as often as ______. A change in the interest rate will take effect ______.

[ ] **Limitations:** During the term of this loan, the applicable annual interest rate will not be more than ______ % or less than ______ %. The rate may not change more than ______ % each ______.

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

[ ] The amount of each scheduled payment will change. [ ] The amount of the final payment will change.

[ ] ______.

ACCRUAL METHOD: Interest will be calculated on a ______ basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

[X] on the same fixed or variable rate basis in effect before maturity (as indicated above).

[ ] at a rate equal to ______.

[ ] **LATE CHARGE:** If a payment is made more than ______ days after it is due, I agree to pay a late charge of ______.

[ ] **ADDITIONAL CHARGES:** In addition to interest, I agree to pay the following charges which [ ] are [ ] are not included in the principal amount above: ______.

PAYMENTS: I agree to pay this note as follows:

[ ] **Interest:** I agree to pay accrued interest ______

[ ] **Principal:** I agree to pay the principal ______

[ ] **Installments:** I agree to pay this note in ______ payments. The first payment will be in the amount of $ ______ and will be due ______. A payment of $______ will be due ______ thereafter. The final payment of the entire unpaid balance of principal and interest will be due ______.

[ ] **Unpaid Interest:** Any accrued interest not paid when due (whether due by reason of a schedule of payments or due because of Lender's demand) will become part of the principal thereafter, and will bear interest at the interest rate in effect from time to time as provided for in this agreement.

ADDITIONAL TERMS:

[X] If checked, this note is a credit agreement subject to Iowa Code § 535.17 and the following notice is applicable to this note.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THESE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

[ ] **SECURITY:** This note is separately secured by (describe separate document by type and date):

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is ______.

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

Signature for Lender

UNIVERSAL NOTE